LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED JULY 13, 2012

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

DATED FEBRUARY 29, 2012 OF

LEGG MASON ESEMPLIA EMERGING MARKETS EQUITY FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated February 29, 2012, as supplemented on May 31, 2012 and July 13, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated February 29, 2012, as supplemented on May 31, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2011, are incorporated by reference into this Summary Prospectus.

The following information supersedes certain information in the fund’s Summary Prospectus and Prospectus.

On May 31, 2012, it was announced that the Board of Trustees of Legg Mason Partners Equity Trust had approved a change in the fund’s name to “Legg Mason Esemplia Emerging Markets Long-Short Fund” and a new investment policy under which the fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities and related instruments issued by, or tied economically to, companies in emerging markets. The effective date of those changes, as well as related changes to the fund’s investment policies and strategies, has been changed to October 1, 2012, or as soon as reasonably practicable after that date.

The following language is added to the section of the fund’s Summary Prospectus and Prospectus titled “Fees and expenses of the fund”:

From May 31, 2012 to September 30, 2012, the contingent deferred sales charge will be waived for existing shareholders who wish to redeem their shares or exchange out of the fund into an eligible Legg Mason fund.

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